                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported)  June 30, 1998



                          Federal Realty Investment Trust
               --------------------------------------------------------
                (Exact name of registrant as specified in its charter)



    District of Columbia                1-7533                    52-0782497
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


          1626 East Jefferson Street, Rockville, Maryland    20852-4041
          -----------------------------------------------    ----------
          (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number including area code:  301/998-8100
                                                            ------------



Exhibit Index appears on Page 3.

Item 5.        Other Events

              Federal Realty Investment Trust hereby files as exhibit 99 the following supplemental data pertaining to its portfolio of properties at June 30, 1998.


Item 7.        Financial Statements and Exhibits

    (c)        Exhibits.

               99   Supplemental portfolio information at June 30, 1998



                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 FEDERAL REALTY INVESTMENT TRUST



Date:  August 6, 1998                            /s/ Cecily A. Ward
                                                 -------------------------------
                                                 Cecily A. Ward
                                                 Vice President, Controller

                                 EXHIBIT INDEX


Exh No.   Exhibit
-------   -------                                                       Page No.
                                                                        --------

 99       Supplemental portfolio information at June 30, 1998             4

                        FEDERAL REALTY INVESTMENT TRUST
================================================================================

                            Supplemental Information
                                 June 30, 1998
================================================================================

                               TABLE OF CONTENTS


1.   Debt Summary............................................................E-2

2.   Occupancy
           Percentage Leased.................................................E-3
           Economic Occupancy................................................E-4
           Regional Breakdown................................................E-5

3.   Leases Signed Analysis
           Comparable and Non-Comparable.....................................E-6

4.   Press Release...........................................................E-7

5.   Glossary of Terms......................................................E-10


================================================================================


                           1626 East Jefferson Street
                        Rockville, Maryland  20852-4041
                                  301/998-8100

FEDERAL  REALTY INVESTMENT TRUST
DEBT ANALYSIS  (excluding capital leases and interest rate swaps)
June 30, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Balance
                                                               Maturity       Rate                (in thousands)
Mortgages
             Loehmanns Plaza                                     07/21/98      9.75%                   6,274
             Federal Plaza                                       03/10/01      8.95%                  27,854
             Tysons Station                                      09/01/01     9.875%                   4,174
             Bristol                                             08/01/98      9.65%                  10,674
             Escondido (Municipal bonds) purchased 12/31/96      10/01/16 Variable ##                  9,400
                                                                                                    --------

                                                                                                    $ 58,376
                                                                                                    ========


Notes payable
             Revolving credit facilities                                libor +.65%                 $121,000
             Note issued in connection with
               tenant buyout at Queen Anne Plaza                01/15/06     8.875%                    1,112
             Note issued in connection with
               renovation of Perring Plaza                      01/31/13     10.00%                    2,738
             Other                                               various     various                     229
                                                                                                    --------

                                                                                                    $125,079
                                                                                                    ========


Unsecured Public Debt
             5 1/4% Convertible subordinated                     04/30/02     5.250%                $    289
               debentures
             5 1/4% Convertible subordinated                     10/28/03     5.250%                  75,000
               debentures
             8 7/8% Notes (fixed)                                01/15/00     8.875%                  75,000
             8 7/8% Notes (fixed) *                              01/15/00     7.530%                  25,000
             8% Notes (fixed)                                    04/21/02     8.000%                  25,000
             6 5/8% Notes (fixed)                                12/01/05     6.625%                  40,000
             7.48% Debentures                                    08/15/26     7.480%                  50,000
             6.82% Medium Term Notes                             08/01/27     6.820%                  40,000
             6.74% Medium Term Notes *                           03/10/06     6.370%                  39,500
             6.99% Medium Term Notes *                           03/10/06     6.894%                  40,500
                                                                                                    --------

                                                                                                    $410,289
                                                                                                    ========

                                                                       Total fixed rate debt        $463,344      78.04%

                                                                       Total variable rate debt      130,400      21.96%
                                                                                                     -------     ------

                                                                       Total debt                   $593,744     100.00%
                                                                                                    ========     ======


                                                          Weighted average interest rate:
                                                          -------------------------------
                                                             Fixed rate debt                            7.30%
                                                             Variable on revolving facilities           6.20%**
                                                             Variable on municipal bonds                 ##

* The Trust purchased interest rate swaps or hedges on these notes, thereby decreasing the effective interest.
** Weighted average interest rate on revolving credit facilities for six months ended June 30,1998.
## The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount.

FEDERAL REALTY INVESTMENT TRUST
PERCENTAGE LEASED ANALYSIS
JUNE 30, 1998

        Overall Occupancy
  (Quarter to Quarter Analysis)                         June 30, 1998                     June 30, 1997
                                            -------------------------------  ---------------------------------

              Type                             Size       Leased     Occupancy      Size       Leased    Occupancy
---------------------------------           ----------- ----------- -----------  ----------- ----------- ---------

Retail Properties (leasable square feet)    13,658,940  12,989,036      95%      12,770,492  11,986,868     94%
Rollingwood Apartments (# of units)           282          281          99%        282         280         99%



        Overall Occupancy
       (Rolling 12 Months)                               June 30, 1998                     March 31, 1998
                                             -----------------------------------  ---------------------------------

              Type                              Size       Leased     Occupancy      Size       Leased    Occupancy
---------------------------------            ----------- ----------- -----------  ----------- ----------- ---------

Retail Properties (leasable square feet)     13,658,940  12,989,036      95%      13,518,261  12,923,203     96%
Rollingwood Apartments (# of units)              282       281           99%          282         280        99%


        Overall Occupancy
       (Rolling 12 Months)                              December 31, 1997                   September 30, 1997
                                            ------------------------------------  -----------------------------------

              Type                             Size         Leased     Occupancy     Size         Leased    Occupancy
---------------------------------           -----------   -----------  ---------  -----------   ----------- ---------

Retail Properties (leasable square feet)    13,518,197    12,919,532      96%     12,856,798    12,202,952     95%
Rollingwood Apartments (# of units)             282           279         99%         282          282        100%


      Same Center Occupancy
 (Quarter to Quarter Comparison)                        June 30, 1998                        June 30, 1997
                                             -----------------------------------  ---------------------------------

              Type                              Size       Leased     Occupancy      Size       Leased    Occupancy
---------------------------------            ----------- ----------- -----------  ----------- ----------- ---------

Retail Properties (leasable square feet)     11,938,810  11,358,594      95%      11,821,443  11,186,570     95%
Rollingwood Apartments (# of units)              282        281          99%         282         280         99%


      Same Center Occupancy
       (Rolling 12 Months)                              At June 30, 1998                   At March 31, 1998
                                             -----------------------------------  ---------------------------------

              Type                              Size       Leased     Occupancy      Size       Leased    Occupancy
---------------------------------            ----------- ----------- -----------  ----------- ----------- ---------

Retail Properties (leasable square feet)     11,938,810  11,358,594      95%      11,652,173  11,119,804     95%
Rollingwood Apartments (# of units)            282         281           99%         282         280         99%


      Same Center Occupancy
       (Rolling 12 Months)                                      At December 31, 1997               At September 30, 1997
                                                     ------------------------------------  -----------------------------------

              Type                                      Size         Leased     Occupancy     Size         Leased    Occupancy
---------------------------------                    -----------   -----------  ---------  -----------   ----------- ---------

Retail Properties (leasable square feet)             12,188,308    11,639,769      95%     11,096,212    10,577,015     95%
Rollingwood Apartments (# of units)                      282           279         99%         282          282        100%




FEDERAL REALTY INVESTMENT TRUST
ECONOMIC OCCUPANCY ANALYSIS
JUNE 30, 1998

  Overall Economic Occupancy
 (Quarter to Quarter Analysis)                           June 30, 1998                            June 30, 1997
                                          --------------------------------------  ---------------------------------------
                                                           Leases                                  Leases
                                                         Generating    Economic                  Generating     Economic
             Type                            Size          Income      Occupancy     Size          Income       Occupancy
-------------------------------           -----------  --------------  ---------  -----------  ---------------  ---------
Retail Properties (leasable square feet)  13,658,940    12,778,700        94%     12,770,492     11,724,538        92%
Rollingwood Apartments (# of units)              282           274        97%            282            280        99%


  Overall Economic Occupancy
     (Rolling 12 Months)                                June 30, 1998                            March 31, 1998
                                          --------------------------------------  ---------------------------------------
                                                           Leases                                  Leases
                                                         Generating    Economic                  Generating     Economic
             Type                            Size          Income      Occupancy     Size          Income       Occupancy
-------------------------------           -----------  --------------  ---------  -----------  ---------------  ---------
Retail Properties (leasable square feet)  13,658,940    12,778,700        94%     13,518,261     12,619,318        93%
Rollingwood Apartments (# of units)              282           274        97%            282            280        99%


                                                    December 31, 1997                       September 30, 1997
                                          --------------------------------------  ---------------------------------------
                                                           Leases                                  Leases
                                                         Generating    Economic                  Generating     Economic
             Type                            Size          Income      Occupancy     Size          Income       Occupancy
-------------------------------           -----------  --------------  ---------  -----------  ---------------  ---------
Retail Properties (leasable square feet)  13,518,197     12,757,485       94%      12,856,798     12,056,781       94%
Rollingwood Apartments (# of units)              282            279       99%             282            276       98%




Same Center Economic Occupancy
(Quarter to Quarter Comparison)                         June 30, 1998                            June 30, 1997
                                          --------------------------------------  ---------------------------------------
                                                           Leases                                  Leases
                                                         Generating    Economic                  Generating     Economic
             Type                            Size          Income      Occupancy     Size          Income       Occupancy
-------------------------------           -----------  --------------  ---------  -----------  ---------------  ---------
Retail Properties (leasable square feet)  11,938,810    11,167,083        94%     11,821,443     10,937,511        93%
Rollingwood Apartments (# of units)              282           274        97%            282            280        99%


Same Center Economic Occupancy
     (Rolling 12 Months)                               June 30, 1998                          At March 31, 1998
                                          --------------------------------------  ---------------------------------------
                                                           Leases                                  Leases
                                                         Generating    Economic                  Generating     Economic
             Type                            Size          Income      Occupancy     Size          Income       Occupancy
-------------------------------           -----------  --------------  ---------  -----------  ---------------  ---------
Retail Properties (leasable square feet)  11,938,810    11,167,083        94%     11,652,173     10,819,572        93%
Rollingwood Apartments (# of units)              282           274        97%            282            280        99%


                                                    At December 31, 1997                     At September 30, 1997
                                          --------------------------------------  ---------------------------------------
                                                           Leases                                  Leases
                                                         Generating    Economic                  Generating     Economic
             Type                            Size          Income      Occupancy     Size          Income       Occupancy
-------------------------------           -----------  --------------  ---------  -----------  ---------------  ---------
Retail Properties (leasable square feet)  12,188,308     11,486,609       94%     11,096,212     10,433,345        94%
Rollingwood Apartments (# of units)              282            279       99%            282            276        98%


FEDERAL REALTY INVESTMENT TRUST
REGIONAL OCCUPANCY ANALYSIS
JUNE 30, 1998

------------------------------------------------------
                          Total Square     Occupancy
        Region              Footage        06/30/98
-----------------------  --------------  -------------

Northeast                    6,010,804        96%
Mid-Atlantic                 5,301,511        97%
Mid-West                       842,401        94%
Southeast                      634,076        76%
West Coast                     830,573        94%
Southwest                       39,575        95%



------------------------------------------------------
                          Total Square     Occupancy
        Region              Footage        06/30/98
-----------------------  --------------  -------------

Northeast
     Anchor                  3,645,394        97%
     Small Shops             2,365,410        94%

Mid-Atlantic
     Anchor                  2,562,251       100%
     Small Shops             2,739,260        94%

Mid-West
     Anchor                    517,014        97%
     Small Shops               325,387        88%

Southeast
     Anchor                    302,245        67%
     Small Shops               331,831        85%

West Coast
     Anchor                     88,095       100%
     Small Shops               742,478        93%

Southwest
     Anchor                          0        0%
     Small Shops                39,575        95%


Federal Realty Investment Trust
Leasing Activity
June 30, 1998


COMPARABLE
                                                        Weighted        Average Prior     Average Current
                          Number of       Square      Average Lease        Rent Per          Rent Per
  Rolling 12 Months     Leases Signed      Feet       Term (Years)       Square Foot        Square Foot
----------------------  --------------  -----------  ---------------  ------------------  ---------------
   2nd Quarter 1998           68           241,132              7.8              $15.33           $20.14
   1st Quarter 1998           78           304,204              7.0              $15.38           $17.43
   4th Quarter 1997           72           272,820              9.2              $17.07           $19.60
   3rd Quarter 1997           69           270,550              7.9              $14.21           $16.12
Total                        287         1,088,706              8.0              $15.50           $18.25

                                                                Estimated
                                              Percentage         Tenant
                            Annualized         Increase        Improvement
  Rolling 12 Months      Increase in Rent   over Prior Rent       Costs
----------------------   ----------------   ---------------   -------------
   2nd Quarter 1998         $1,160,247            31%             $933,000
   1st Quarter 1998           $623,425            13%             $990,000
   4th Quarter 1997           $690,291            15%             $923,000
   3rd Quarter 1997           $518,342            13%           $1,269,000
Total                       $2,992,305            18%           $4,115,000

NON-COMPARABLE
                                                        Weighted                                              Estimated
                                                         Average                            Annualized          Tenant
                          Number of       Square          Lease          Average Rent         Current        Improvement
  Rolling 12 Months     Leases Signed      Feet       Term (Years)     Per Square Foot         Rent             Costs
----------------------  --------------  -----------  ---------------  ------------------  ---------------  ----------------
   2nd Quarter 1998           15            63,474          9.3              $14.30            $907,455          $78,000
   1st Quarter 1998           10            55,877         12.1              $22.49          $1,256,594         $585,000
   4th Quarter 1997           10            40,744         11.9              $21.03            $857,046          $90,000
   3rd Quarter 1997           15            99,537         10.0              $18.60          $1,851,254         $133,000
Total                         50           259,632         10.8              $18.77          $4,872,349         $886,000


                               GLOSSARY OF TERMS



AVERAGE OCCUPANCY COSTS: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges

ECONOMIC OCCUPANCY: The square footage generating rental income expressed as a percentage of its total rentable square feet.

LEASES SIGNED - COMPARABLE: Represents leases signed on spaces for which there was a former tenant.

LEASES SIGNED - NONCOMPARABLE: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

LEASES SIGNED - PRIOR RENT: Total rent paid by the previous tenant; includes minimum and percentage rent.

OCCUPANCY: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

OVERALL OCCUPANCY: Occupancy for the entire portfolio -- includes all centers owned in reporting period.

SAME CENTER OCCUPANCY: Occupancy for only those centers owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment.

TENANT IMPROVEMENT COSTS: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.

                                                        Kathy Klein
                                                        Vice President
                                                        Corporate Communications
                                                        301/998-8211



                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                     SECOND QUARTER 1998 OPERATING RESULTS


August 5, 1998
Rockville, Maryland

     Federal Realty Investment Trust (NYSE:FRT) reported today that funds from operations for the second quarter of 1998 increased 5% to $20.9 million from $19.9 million in the second quarter of 1997. On a per share basis, funds from operations rose 2% to $.52 in the second quarter of 1998 from $.51 in the comparable quarter of 1997. Excluding the impact of prospective changes in accounting policies (EITF 97-11) requiring that internal acquisition costs be expensed rather than capitalized and acquisition write-offs, funds from operations per share for the second quarter would have increased 8% to $.55 in 1998 from $.51 in the second quarter of 1997.

     A comparison of property operations for the second quarter of 1998 versus the second quarter of 1997 shows the following:

 .    Rental income increased 15% to $54.1 million in 1998 from $47.1 million in
     1997. When adjusted to exclude properties acquired and sold during 1997 and 1998, rental income increased 4% to $46.1 million in 1998 from $44.2 million in 1997.

 .    Net operating income increased 19% to $40.0 million in 1998 from $33.7 million in 1997. When adjusted to exclude properties acquired and sold during 1997 and 1998, net operating income increased 9% to $34.6 million in 1998 from $31.7 million in 1997.

                                     -MORE-

 .    During the second quarter of 1998, the Trust signed leases for a total
     305,000 square feet of retail space. On a same space basis, the Trust re-leased 241,000 square feet of retail space at an average increase in rent per square foot of 31%. The weighted average rent on these leases was $20.14 per square foot compared to the previous average rent of $15.33 per square foot.

 .    Same property occupancy stood at 95% at both June 30, 1998 and 1997. At
     June 30, 1998, the Trust's overall portfolio was 95% leased compared to 94% a year ago.

     Funds from operations also improved for the first six months of 1998 increasing 8% to $42.2 million or from $38.9 million in the first half of 1997. On a per share basis, funds from operations advanced 4% to $1.05 per share for the first six months of 1998 compared to $1.01 for the comparable period of 1997. If adjusted to exclude the impact of accounting changes and acquisition write-offs, funds from operations per share for the first six months of 1998 would have increased 8% to $1.09 from $1.01 for the first half of 1997.

     Commenting on the results, Steven Guttman, President and Chief Executive Officer stated, "While recent market conditions have made it difficult to acquire assets that add long-term value at attractive prices, we continue to focus keenly on improving margins in our existing portfolio and on creating a development pipeline of unique street retail assets. Federal's core portfolio continues to perform well and with a comprehensive reengineering effort currently in progress, is expected to continue to improve during the balance of this year and into 1999."

     Federal Realty is an equity real estate investment trust specializing in the ownership, management and redevelopment of prime retail properties. The Trust's real estate portfolio contains 116 retail properties, consisting of neighborhood and community shopping centers and main street retail properties, located in strategic metropolitan markets across the United States. These markets include Boston, New York, Philadelphia, Washington D.C., Chicago, San Antonio, Portland, San Francisco, Los Angeles, San Jose and San Diego.

     Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962 and has increased its dividend rate for 30 consecutive years. Shares of the Trust are traded on the New York Stock Exchange under the symbol:FRT.


                                      ###

                             FINANCIAL HIGHLIGHTS
                     (in thousands, except per share data)

                                                  Three Months Ended                              Six Months Ended
                                                       June 30,                                       June 30,
Operating Results                                1998            1997                           1998            1997
-----------------                           --------------  --------------                 --------------  --------------
Revenues
  Rental income                                   $54,127         $ 47,061                     $  106,608      $   90,981
  Interest and other income                         1,341            1,448                          2,935           2,948
  Other property income                             2,934            2,293                          5,036           5,520
                                                  -------         --------                     ----------      ----------
                                                   58,402           50,802                        114,579          99,449
Expenses
  Rental                                           11,347           10,789                         23,269          21,005
  Real estate taxes                                 5,745            4,892                         11,217           9,466
  Interest                                         13,404           11,999                         26,097          23,988
  Administrative                                    3,995            2,493                          5,836           4,594
  Depreciation and amortization                    11,203           10,404                         21,972          20,528
                                                  -------         --------                     ----------      ----------
                                                   45,694           40,577                         88,391          79,581
                                                  -------         --------                     ----------      ----------
Operating income before investors' share of
 operations and gain on sale of real estate        12,708           10,225                         26,188          19,868
  investor's share of operations                     (745)            (249)                        (1,531)           (581)
                                                  -------         --------                     ----------      ----------

Income before gain on sale of real estate          11,963            9,976                         24,657          19,287

  Gain on sale of real estate                        -               7,034                           -              7,034
                                                  -------         --------                     ----------      ----------
Net income                                        $11,963         $ 17,010                     $   24,657      $   26,321
Dividends on preferred stock                       (1,987)              -                          (3,975)           -
                                                  -------         --------                     ----------      ----------
Net income available for common shareholders      $ 9,976         $ 17,010                     $   20,682      $   26,321
                                                  =======         ========                     ==========      ==========
Earnings per common share, basic                  $  0.26         $  0.44                      $     0.53      $     0.69
                                                  =======         ========                     ==========      ==========
Earnings per common share, diluted                $  0.25         $  0.43                      $     0.53      $     0.68
                                                  =======         ========                     ==========      ==========
Weighted average shares outstanding, basic         39,122           38,754                         39,057          38,126

Weighted average shares outstanding, diluted       39,900           39,200                         39,896          38,616

Funds From Operations
  Net income available for common shareholders    $ 9,976         $ 17,010                     $   20,682      $   26,321
  Less: gain on sale of real estate                  -              (7,034)                             -          (7,034)
  Add:  depreciation and amortization
        of real estate assets                      10,168            9,354                         19,906          18,418
  Add:  amortization of initial direct
        costs of leases                               588              564                          1,181           1,148
  Add:  income attributable to operating
        partnership units                             207             -                               414            -
                                                  -------         --------                     ----------      ----------
  Funds from operations, diluted                  $20,939         $ 19,894                     $   42,183      $   38,853
                                                  =======         ========                     ==========      ==========
  Funds from operations per share, diluted        $  0.52(1)      $   0.51                     $     1.05      $     1.01
                                                  =======         ========                     ==========      ==========

(1) FFO per share for the second quarter was $.55 or 8% better than the 1997 second quarter when excluding the impact of prospective changes in accounting policies (EITF 97-11) and acquisition write-offs.

Balance Sheet Data                                                                                    1998          1997
------------------                                                                                 ----------    ------------
Assets
  Real estate, at cost                                                                             $1,513,127      $1,453,639
  Accumulated depreciation and amortization                                                          (265,622)       (247,497)
                                                                                                   ----------      ----------
                                                                                                    1,247,505       1,206,142
  Mortgage notes receivable                                                                            34,883          38,360
  Cash and investments                                                                                 13,554          17,043
  Receivables                                                                                          17,711          18,794
  Other assets                                                                                         38,025          36,234
                                                                                                   ----------      ----------
Total Assets                                                                                       $1,351,678      $1,316,573
                                                                                                   ==========      ==========
Liabilities and Shareholders' Equity
  Obligations under capital leases & mortgages payable                                             $  180,949      $  221,573
  Notes payable                                                                                       125,079         119,028
  Senior Notes                                                                                        335,000         255,000
  5 1/4% Convertible subordinated debentures                                                           75,289          75,289
  Other liabilities                                                                                    90,552          91,873

Shareholders' Equity                                                                                  544,809         553,810
                                                                                                   ----------      ----------
  Total Liabilities and Shareholders' Equity                                                       $1,351,678      $1,316,573
                                                                                                   ==========      ==========